SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                          Date of Report: MAY 28, 2003


                           IVP TECHNOLOGY CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


            NEVADA                     000-30397                 65-6998896
            ------                     ---------                 ----------
 (State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)           Identification No.)

                    2275 LAKESHORE BOULEVARD WEST, SUITE 401
                            TORONTO, ONTARIO, M8V 3Y3
                            -------------------------
                    (Address of principal executive offices)

                                 (416)-255-7578
                                 --------------
                (Registrant's Executive Office Telephone Number)






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ITEM 5.  OTHER EVENTS

         On May 28, 2003, IVP Technology issued a press release announcing that it intends to sell its wholly-owned subsidiary, Ignition Entertainment, to one of Ignition's former shareholders. The press release states that the terms of the sale have not been finalized. In addition, the press release stated that IVP Technology intends to change its name to ActiveCore Technologies, Inc. and has retained an investor-relations and financial-media firm, Hawk Associates. A copy of the press release is attached hereto as Exhibit 99.1.

         On May 28, 2003, IVP Technology held its annual meeting of shareholders in Miami, Florida. At the meeting, Mr. Brian MacDonald announced that a quorum was present and presented two proposals to a vote of the shareholders. The first proposal was for the election of three directors: Brian MacDonald, Peter Hamilton and J. Stephen Smith. The second proposal was to amend the Articles of Incorporation to increase the authorized common stock to 500,000,000 shares.

         IVP Technology received sufficient votes to pass both proposals, but decided to adjourn the meeting and leave the polls open until 11:00 a.m., June 16, 2003, in order to facilitate the vote of overseas' shareholders. IVP
Technology announced at the meeting that the meeting would be reconvened at 11:00 a.m., June 16, 2003, at the Company's offices located at 2275 Lakeshore Boulevard, West, Suite 401, Toronto, Canada M8V 3Y3.


ITEM 7.  EXHIBITS

EXHIBIT NUMBER      DESCRIPTION
-----------------   -------------------------------------------------
99.1                Press Release dated as of May 28, 2003

FORWARD-LOOKING STATEMENTS

         Statements contained in this Form 8-K regarding IVP Technology's purchase of Ignition Entertainment Limited and other planned events are forward-looking statements, including statements regarding the projected sales of Ignition Entertainment. These statements are subject to uncertainties and risks, many of which are beyond IVP Technology's control, including, but not limited to, reliance on key markets, suppliers, and products, currency fluctuations, dependence on key personnel and trade restrictions, each of which may be impacted, among other things, by economic, competitive or regulatory conditions. These and other applicable risks are summarized under the caption "Risk Factors" in IVP Technology's Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on May 15, 2002. Forward-looking statements by their nature involve substantial risks and uncertainties. As a result, actual results may differ materially depending on many factors, including those described above. IVP Technology cautions that historical results are not necessarily indicative of future performance.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 2, 2003                         IVP TECHNOLOGY CORPORATION


                                              By:      /s/ BRIAN J. MACDONALD
                                                       ----------------------
                                              Name:    Brian J. MacDonald
                                              Its:     President and CEO




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